                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 5th day of December, 1994.



                                                       /s/ WILLIAM C. HULSEY
                                                  ------------------------------
                                                           William C. Hulsey
                                                              Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 5th day of December, 1994.



                                                       /s/ CHARLES G. TAYLOR
                                                  ------------------------------
                                                           Charles G. Taylor
                                                                Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 3rd day of December, 1994.



                                                        /s/ BILL L. HARBERT
                                                  ------------------------------
                                                            Bill L. Harbert
                                                                Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 5th day of December, 1994.



                                                       /s/ JOHN M. BRADFORD
                                                  ------------------------------
                                                           John M. Bradford
                                                               Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 5th day of December, 1994.



                                               /s/ W.K. UPCHURCH, JR.
                                           --------------------------------
                                                 W.K. Upchurch, Jr.
                                                     Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 7th day of December, 1994.



                                                       /s/ HERBERT STOCKHAM
                                                  ------------------------------
                                                           Herbert Stockham
                                                               Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 6th day of December, 1994.



                                                /s/ H. ALLEN FRANKLIN
                                              ------------------------------
                                                  H. Allen Franklin
                                                     Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 6th day of December, 1994.



                                                         /s/ T.W. MITCHELL
                                                  ------------------------------
                                                             T.W. Mitchell
                                                               Director

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Plant State Bank and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 5th day of December, 1994.



                                                     /s/ ALLEN J. KEESLER, JR.
                                                  ------------------------------
                                                         Allen J. Keesler, Jr.
                                                               Director